SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 16, 2025
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03 Certificate of Conversion and Certificate of Formation

Certificate of Conversion from Delaware to Texas with Certificate of Formation of Zion Oil & Gas, Inc.

The Certificate of Conversion with the Delaware Secretary of State was filed on June 11, 2025 [attached as Exhibit 3(i).1]. The Certificate of Conversion from Delaware to Texas was duly adopted in accordance with Section 266 of the Delaware General Corporation Law.

The Certificate of Conversion to a Texas Filing Entity with the Plan of Conversion and the Certificate of Formation was filed with the Texas Secretary of State on June 11, 2025 [attached as Exhibits 3(i).2 and 3]. The Certificate of Conversion to a Texas Filing Entity with the Plan of Conversion and the Certificate of Formation was adopted in accordance with Sections 10.102, 10.154 and 10.155 of the Texas Business Organizations Code.

On March 17, 2025, the Company’s Board of Directors approved the redomestication from Delaware to Texas by conversion with the Plan of Conversion, the Certificate of Formation and the Bylaws as described in Proposal No. 4 and Annexes A, B and C in the Proxy Statement filed with the SEC on April 10, 2025. On June 4, 2025, the common stockholders at the 2025 Annual Shareholders’ Meeting approved the Company’s Certificates of Conversion from Delaware to Texas, the Certificate of Formation, the Plan of Conversion and the Bylaws [Bylaws attached as Exhibit 3(i).4] [incorporate by reference to the Proxy Statement as filed with the SEC on April 10, 2025 and to Form 8-K as filed with the SEC on June 4, 2025].

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3(i).1 – Certificate of Conversion of Zion Oil & Gas, Inc., filed as of June 11, 2025 with the Secretary of State of the State of Delaware.

Exhibit 3(i).2 – Certificate of Conversion of Zion Oil & Gas, Inc., filed as of June 11, 2025 with the Secretary of State of the State of Texas.

Exhibit 3(i).3 – Certificate of Formation of Zion Oil & Gas, Inc., filed as of June 11, 2025 with the Secretary of State of the State of Texas.

Exhibit 3(i).4 – Texas Bylaws of Zion Oil & Gas, Inc., as of June 11, 2025.

Exhibit 104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: June 16, 2025	By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer